EXHIBIT 99.1

FOR RELEASE AT
4:01 p.m. EST
11.08.2007

ISILON ANNOUNCES DELAY IN FILING THIRD QUARTER FORM 10-Q

Company’s Audit Committee to Conduct Review of the Timing and Treatment of Revenue Recognition

SEATTLE, WA — November 8, 2007 — Isilon® Systems, Inc. (NASDAQ: ISLN) today announced that its Audit Committee is conducting an independent review of certain sales to resellers and other customers to determine whether commitments were made that have an impact on the timing and treatment of revenue recognition and whether the Company’s internal controls relating to revenue recognition are sufficient. Until the Audit Committee’s independent review is completed, the Company will not report its financial results or file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007. Isilon will file its Form 10-Q as soon as practicable following the completion of the Audit Committee’s review and consultation with its independent registered public accounting firm, but will not likely file by the extended timeline provided by Form 12b-25 for the fiscal quarter ended September 30, 2007. Isilon expects to incur considerable professional fees and expenses related to the Audit Committee’s review during the fourth quarter.

“As Isilon’s Founder and new CEO, I am focused on the business opportunities in front of Isilon while the Audit Committee performs its independent review,” said Sujal Patel, Chief Executive Officer, Isilon Systems. “Our business is fueled by the global demand for Isilon’s market leading clustered storage systems and the significant business advantages they provide for our customers. This is what energizes me and the Isilon team to advance our business on a day to day basis.”

About Isilon
Isilon Systems (NASDAQ: ISLN) is the worldwide leader in clustered storage systems and software for digital content and unstructured data, enabling enterprises to transform data into information – and information into breakthroughs. Isilon’s award-winning family of IQ clustered storage systems combines Isilon’s OneFS® operating system software with the latest advances in industry-standard hardware to deliver modular, pay-as-you-grow, enterprise-class storage systems. Isilon’s clustered storage solutions speed access to critical business information while dramatically reducing the cost and complexity of storing it. Information about Isilon can be found at http://www.isilon.com.
Safe Harbor Statement
This press release contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the review of the Company’s Audit Committee. These statements are not guarantees of future performance. These forward-looking statements are based on expectations as of this date and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as “intends” and “expects,” among others, generally identify forward-looking statements. However, these words are not the exclusive means of identifying such statements.
Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from any future performance suggested in such statements. There can be no assurances that forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from those indicated in forward-looking statements include the following: the results and timing of the review being conducted by the Company’s Audit Committee; the review by the Company’s independent registered public accounting firm of the results and findings of the Audit Committee’s review; the impact, if any, of such results or findings on the historical financial statements of the Company; the Company’s inability to timely file reports with the Securities and Exchange Commission and any resulting impact on its ability to meet NASDAQ continued listing requirements; and risks of litigation and governmental or other regulatory inquiry or proceedings arising out of or related to any of the matters described in this press release, including litigation already initiated against the Company. Therefore, any forward-looking statements should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made. Please also refer to the company’s most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings with the SEC for other important risk factors that could cause actual results to differ materially from those contained in any forward-looking statements.
Except as required by law, Isilon Systems, Inc. undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

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Contacts:

Press:

Jay Wampold, Senior Director of Marketing and Communications, Isilon Systems,
+1-206-315-7620, jay.wampold@isilon.com

Investors:

Rosemary Moothart, Director of Investor Relations, Isilon Systems,
+1-206-315-7509, rosemary.moothart@isilon.com